UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

	Shares	Value
Common Stocks—62.0%
Consumer Discretionary—10.4%
Auto Components—1.4%
Aptiv plc	1,094	$103,798
Bridgestone Corp.	4,000	195,122
Continental AG	1,144	343,338
Delphi Technologies plc[1]	365	20,159
Koito Manufacturing Co. Ltd.	1,900	134,468
Valeo SA	3,268	257,739

		1,054,624
Automobiles—0.9%
Astra International Tbk PT	40,500	25,635
Bayerische Motoren Werke AG	1,646	187,880
General Motors Co.	794	33,674
Hero MotoCorp Ltd.	2,428	141,045
Subaru Corp.	3,000	99,449
Suzuki Motor Corp.	800	45,937
Volkswagen AG	695	152,767

		686,387
Diversified Consumer Services—0.1%
Dignity plc	1,245	14,480
Estacio Participacoes SA	900	9,901
New Oriental Education & Technology Group, Inc., Sponsored ADR	420	38,678

		63,059
Hotels, Restaurants & Leisure—2.4%
Accor SA	2,112	120,215
Carnival Corp.	3,728	266,962
Cedar Fair LP2	793	53,765
China Lodging Group Ltd., Sponsored ADR	614	91,787
Domino’s Pizza Group plc	16,160	77,528
Galaxy Entertainment Group Ltd.	17,000	150,308
Genting Bhd	81,903	201,785
Genting Malaysia Bhd	7,600	10,735
Jollibee Foods Corp.	5,270	29,256
McDonald’s Corp.	1,431	244,901
Sands China Ltd.	40,000	237,753
Starbucks Corp.	1,184	67,263
Whitbread plc	2,605	143,573
Wyndham Worldwide Corp.	157	19,488
Yum China Holdings, Inc.	2,118	98,254

		1,813,573
Household Durables—0.9%
Lennar Corp., Cl. A	343	21,493
Newell Brands, Inc.	443	11,713
Panasonic Corp.	7,300	108,756
SEB SA1	562	116,159

1        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Household Durables (Continued)
Sony Corp.	6,300	$301,582
Whirlpool Corp.	776	140,782

		700,485
Internet & Catalog Retail—0.6%
Amazon.com, Inc.[1]	118	171,205
Ctrip.com International Ltd., ADR[1]	1,780	83,268
JD.com, Inc., ADR[1]	2,492	122,681
Priceline Group, Inc. (The)[1]	30	57,362

		434,516
Media—1.2%
Comcast Corp., Cl. A	11,376	483,821
DISH Network Corp., Cl. A1	552	25,889
ProSiebenSat.1 Media SE	4,538	173,492
SES SA, Cl. A, FDR	5,688	88,793
Technicolor SA	10,972	41,038
Walt Disney Co. (The)	318	34,557
Zee Entertainment Enterprises Ltd.	8,010	74,836

		922,426
Multiline Retail—0.3%
Dollarama, Inc.	970	132,630
SACI Falabella	392	4,112
Target Corp.	901	67,773

		204,515
Specialty Retail—1.4%
AutoNation, Inc.[1]	904	54,439
AutoZone, Inc.[1]	87	66,593
CarMax, Inc.[1]	2,752	196,410
Industria de Diseno Textil SA	2,187	78,411
Lowe’s Cos., Inc.	3,694	386,873
Nitori Holdings Co. Ltd.	600	95,728
O’Reilly Automotive, Inc.[1]	811	214,664
Steinhoff International Holdings NV	13,579	7,839

		1,100,957
Textiles, Apparel & Luxury Goods—1.2%
Cie Financiere Richemont SA	1,074	102,967
Hanesbrands, Inc.	1,962	42,615
Hermes International	195	107,777
Kering	462	233,879
LVMH Moet Hennessy Louis Vuitton SE	917	287,521
Pandora AS	910	86,390
PRADA SpA	14,100	57,605
Tapestry, Inc.	484	22,767

		941,521

2        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Consumer Staples—5.4%
Beverages—1.6%
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,669	$34,653
Coca-Cola Co. (The)	934	44,449
Coca-Cola European Partners plc	1,015	40,762
Fomento Economico Mexicano SAB de CV	6,452	62,926
Fomento Economico Mexicano SAB de CV, Sponsored ADR	270	26,336
Heineken NV	1,135	127,548
Kweichow Moutai Co. Ltd., Cl. A	600	72,868
Molson Coors Brewing Co., Cl. B	335	28,147
Nigerian Breweries plc	298	121
PepsiCo, Inc.	3,268	393,140
Pernod Ricard SA	1,684	268,284
Tsingtao Brewery Co. Ltd., Cl. H	18,000	100,363

		1,199,597
Food & Staples Retailing—0.7%
Alimentation Couche-Tard, Inc., Cl. B	1,731	90,561
Atacadao Distribuicao Comercio e Industria Ltda[1]	10,200	51,544
BIM Birlesik Magazalar AS	1,063	21,247
CP ALL PCL	41,834	106,501
Jeronimo Martins SGPS SA	712	15,171
Magnit PJSC	668	63,369
Shoprite Holdings Ltd.	2,177	45,343
SPAR Group Ltd. (The)	4,777	82,657
Wal-Mart Stores, Inc.	849	90,503

		566,896
Food Products—1.8%
Barry Callebaut AG1	50	102,295
Danone SA	2,784	240,051
Kraft Heinz Co. (The)	3,014	236,268
Mondelez International, Inc., Cl. A	4,395	195,138
Nestle SA	2,077	179,271
Saputo, Inc.	3,150	108,406
Unilever plc	1,802	101,990
Vietnam Dairy Products JSC	840	7,524
Want Want China Holdings Ltd.	27,000	23,835
WH Group Ltd.[3]	131,500	162,960

		1,357,738
Household Products—0.4%
HRG Group, Inc.[1]	469	8,559
Kimberly-Clark de Mexico SAB de CV, Cl. A	8,040	15,098
Procter & Gamble Co. (The)	581	50,164
Reckitt Benckiser Group plc	1,643	158,717
Spectrum Brands Holdings, Inc.	275	32,576
Weatherford International plc[1]	15,871	62,532

		327,646

3        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Personal Products—0.4%
Amorepacific Corp.	104	$29,180
Amorepacific Group	68	9,050
Beiersdorf AG	753	89,290
LG Household & Health Care Ltd.	125	137,806
Natura Cosmeticos SA	300	3,288

		268,614
Tobacco—0.5%
Philip Morris International, Inc.	2,656	284,803
Swedish Match AB	2,111	85,525

		370,328
Energy—2.5%
Energy Equipment & Services—0.3%
Halliburton Co.	1,136	61,003
Schlumberger Ltd.	691	50,844
TechnipFMC plc	3,294	106,387

		218,234
Oil, Gas & Consumable Fuels—2.2%
Chevron Corp.	1,020	127,857
Concho Resources, Inc.[1]	294	46,287
ConocoPhillips	1,206	70,925
Enbridge, Inc.	1,407	51,538
Exxon Mobil Corp.	1,245	108,689
Husky Energy, Inc.[1]	1,974	28,936
Koninklijke Vopak NV	1,253	56,641
LUKOIL PJSC, ADR	160	10,568
Magellan Midstream Partners LP2	4,216	300,980
Novatek PJSC, Sponsored GDR	1,055	140,500
Phillips 66	368	37,683
Suncor Energy, Inc.	11,118	403,028
TOTAL SA	4,818	279,226

		1,662,858
Financials—10.9%
Capital Markets—2.4%
Ameriprise Financial, Inc.	289	48,754
AXA SA	4,718	155,244
Bank of New York Mellon Corp. (The)	3,786	214,666
BlackRock, Inc., Cl. A	119	66,854
Charles Schwab Corp. (The)	1,049	55,954
China International Capital Corp. Ltd., Cl. H3	8,000	17,952
CME Group, Inc., Cl. A	1,494	229,299
Goldman Sachs Group, Inc. (The)	312	83,582
Intercontinental Exchange, Inc.	3,525	260,286
Morgan Stanley	957	54,118
Nasdaq, Inc.	971	78,564
NEX Group plc	7,532	63,434

4        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Capital Markets (Continued)
S&P Global, Inc.	1,116	$202,108
TP ICAP plc	10,017	75,423
UBS Group AG1	11,675	237,162

		1,843,400
Commercial Banks—4.1%
Banco Comercial Portugues SA, Cl. R1	157,203	62,885
Banco de Chile	48,802	8,359
Banco Santander SA	32,080	238,139
Bank Central Asia Tbk PT	7,400	12,546
Bank Mandiri Persero Tbk PT	60,400	36,825
Bank of America Corp.	8,246	263,872
Bank Rakyat Indonesia Persero Tbk PT	55,400	15,288
Citigroup, Inc.	7,033	551,950
Commercial International Bank Egypt SAE	4,267	18,928
Credicorp Ltd.	200	46,326
FirstRand Ltd.	16,649	93,486
Grupo Aval Acciones y Valores SA, ADR	3,400	30,940
Grupo Financiero Inbursa SAB de CV, Cl. O	23,869	42,232
HSBC Holdings plc	24,854	265,157
ICICI Bank Ltd., Sponsored ADR	11,921	130,893
Itau Unibanco Holding SA, ADR	2,660	43,624
JPMorgan Chase & Co.	2,050	237,123
KeyCorp	3,079	65,891
Kotak Mahindra Bank Ltd.	5,147	89,750
Lloyds Banking Group plc	188,024	185,723
Sberbank of Russia PJSC	8,827	41,472
Sberbank of Russia PJSC, Sponsored ADR	1,870	37,697
Societe Generale SA	2,156	125,464
SunTrust Banks, Inc.	2,231	157,732
US Bancorp	3,271	186,905
Zenith Bank plc	108,721	9,352
Zions Bancorporation	1,488	80,397

		3,078,956
Consumer Finance—0.4%
American Express Co.	328	32,603
Cholamandalam Investment & Finance Co. Ltd.	606	12,263
Discover Financial Services	1,937	154,573
Prosegur Cash SA3	23,831	82,293

		281,732
Diversified Financial Services—1.3%
Ayala Corp.	770	15,764
B3 SA-Brasil Bolsa Balcao	12,100	99,048
Berkshire Hathaway, Inc., Cl. B1	1,596	342,150
Grupo de Inversiones Suramericana SA	1,686	23,835
Hong Kong Exchanges & Clearing Ltd.	632	23,887
ING Groep NV	9,850	193,789

5        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Diversified Financial Services (Continued)
Moscow Exchange (The)	12,056	$24,651
ORIX Corp.	12,800	239,827

		962,951
Insurance—1.8%
AIA Group Ltd.	13,600	116,787
Aon plc	145	20,615
Hartford Financial Services Group, Inc. (The)	1,089	63,990
Japan Post Insurance Co. Ltd.	5,000	132,729
Marsh & McLennan Cos., Inc.	2,049	171,132
MetLife, Inc.	2,049	98,495
Ping An Insurance Group Co. of China Ltd., Cl. H	7,000	83,289
Progressive Corp. (The)	3,445	186,374
Prudential plc	13,522	366,095
Samsung Life Insurance Co. Ltd.	790	95,739
Sul America SA	3,933	25,060
XL Group Ltd.	1,024	37,724

		1,398,029
Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp.	593	66,873
Digital Realty Trust, Inc.	243	27,204
Invitation Homes, Inc.	845	19,004
Mid-America Apartment Communities, Inc.	1,063	101,378
Prologis, Inc.	872	56,776
Ventas, Inc.	1,070	59,888

		331,123
Real Estate Management & Development—0.3%
Ayala Land, Inc.	38,300	33,168
Emaar Properties PJSC	10,596	18,969
Scout24 AG3	2,115	97,902
SM Prime Holdings, Inc.	58,000	41,727

		191,766
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	6,070	186,584
Health Care—5.7%
Biotechnology—1.2%
3SBio, Inc.[1,3]	5,000	10,156
Amgen, Inc.	247	45,954
Biocon Ltd.	3,005	29,061
Biogen, Inc.[1]	162	56,345
Celgene Corp.[1]	2,381	240,862
Celltrion Healthcare Co. Ltd.[1]	104	13,053
CSL Ltd.	959	113,046
Galapagos NV1	175	20,821
Gilead Sciences, Inc.	2,627	220,143

6        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Biotechnology (Continued)
Grifols SA	4,310	$138,692
Wuxi Biologics Cayman, Inc.[1,3]	500	3,418

		891,551
Health Care Equipment & Supplies—1.0%
Abbott Laboratories	527	32,758
Boston Scientific Corp.[1]	5,361	149,894
Danaher Corp.	534	54,083
Essilor International Cie Generale d’Optique SA	705	100,162
Intuitive Surgical, Inc.[1]	83	35,829
Medtronic plc	326	28,000
Sonova Holding AG	487	78,596
Stryker Corp.	1,016	167,010
William Demant Holding AS1	2,885	91,102
Zimmer Biomet Holdings, Inc.	366	46,526

		783,960
Health Care Providers & Services—1.4%
Apollo Hospitals Enterprise Ltd.	1,699	31,086
DaVita, Inc.[1]	1,652	128,922
Express Scripts Holding Co.[1]	1,938	153,451
Laboratory Corp. of America Holdings[1]	266	46,417
Mediclinic International plc	2,730	23,144
Sinopharm Group Co. Ltd., Cl. H	21,200	93,472
UnitedHealth Group, Inc.	2,500	591,950

		1,068,442
Health Care Technology—0.2%
Bharti Infratel Ltd.	8,889	49,270
Cerner Corp.[1]	1,752	121,116

		170,386
Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	1,256	92,228
Lonza Group AG1	410	113,861
Samsung Biologics Co. Ltd.[1,3]	102	41,648
Thermo Fisher Scientific, Inc.	192	43,029

		290,766
Pharmaceuticals—1.5%
Allergan plc	224	40,378
Bayer AG	1,373	179,735
Bristol-Myers Squibb Co.	766	47,952
Celltrion, Inc.[1]	26	7,518
Dr. Reddy’s Laboratories Ltd.	660	23,061
Hutchison China MediTech Ltd., ADR[1]	150	5,597
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	7,628	91,493
Merck & Co., Inc.	5,307	314,440
Mylan NV1	272	11,655

7        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Novo Nordisk AS, Cl. B	2,532	$140,689
Pfizer, Inc.	2,661	98,563
Roche Holding AG	338	83,227
Valeant Pharmaceuticals International, Inc.[1]	2,979	55,141

		1,099,449
Industrials—8.8%
Aerospace & Defense—1.1%
Airbus SE	3,379	388,199
Lockheed Martin Corp.	1,079	382,883
MTU Aero Engines AG	345	61,788
Spirit AeroSystems Holdings, Inc., Cl. A	392	40,125

		872,995
Air Freight & Couriers—0.3%
FedEx Corp.	112	29,398
United Parcel Service, Inc., Cl. B	918	116,880
XPO Logistics, Inc.[1]	617	58,269
ZTO Express Cayman, Inc., ADR[1]	1,640	25,928

		230,475
Airlines—0.4%
Alaska Air Group, Inc.	1,022	67,176
Japan Airlines Co. Ltd.	3,900	147,633
Southwest Airlines Co.	399	24,259
Spirit Airlines, Inc.[1]	1,325	55,809

		294,877
Building Products—0.2%
SMC Corp.	300	148,485
Commercial Services & Supplies—0.6%
Edenred	3,085	99,647
Johnson Controls International plc	1,562	61,121
KAR Auction Services, Inc.	1,027	56,012
Prosegur Cia de Seguridad SA	13,053	108,558
Republic Services, Inc., Cl. A	1,362	93,706
Waste Management, Inc.	579	51,201

		470,245
Construction & Engineering—0.7%
Boskalis Westminster	1,874	74,760
Ferrovial SA	8,574	196,563
Fluor Corp.	966	58,636
Vinci SA	1,638	176,898

		506,857
Electrical Equipment—1.1%
Legrand SA	1,309	108,801

8        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Electrical Equipment (Continued)
Mitsubishi Electric Corp.	11,400	$209,163
Nidec Corp.	1,000	160,642
Philips Lighting NV3	3,985	156,896
Schneider Electric SE	2,224	208,478

		843,980
Industrial Conglomerates—0.6%
General Electric Co.	8,710	140,841
Jardine Strategic Holdings Ltd.	1,500	59,682
Seibu Holdings, Inc.	7,700	154,324
Siemens AG, Sponsored ADR	406	30,958
SM Investments Corp.	3,260	65,096

		450,901
Machinery—1.1%
Aalberts Industries NV	2,243	122,590
Atlas Copco AB, Cl. A	2,640	123,851
Caterpillar, Inc.	466	75,856
Deere & Co.	156	25,962
Illinois Tool Works, Inc.	572	99,339
Kubota Corp.	5,600	114,695
PACCAR, Inc.	320	23,859
Parker-Hannifin Corp.	315	63,447
Stanley Black & Decker, Inc.	117	19,449
VAT Group AG1,3	352	56,185
Wabtec Corp.	415	33,632
Weir Group plc (The)	1,336	41,924

		800,789
Professional Services—0.9%
Bureau Veritas SA	3,893	114,148
Equifax, Inc.	520	64,964
Intertek Group plc	1,290	92,039
Nielsen Holdings plc	3,919	146,610
Recruit Holdings Co. Ltd.	10,600	258,990

		676,751
Road & Rail—0.4%
Canadian National Railway Co.	2,266	181,552
Canadian Pacific Railway Ltd.	628	116,205
Kansas City Southern	259	29,301

		327,058
Trading Companies & Distributors—1.0%
Brenntag AG	3,585	232,406
Bunzl plc	3,828	112,034
Fastenal Co.	2,430	133,553
Ferguson plc	742	57,286
ITOCHU Corp.	9,100	179,048

9        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Trading Companies & Distributors (Continued)
Travis Perkins plc	3,616	$75,015

		789,342
Transportation Infrastructure—0.4%
Beijing Capital International Airport Co. Ltd., Cl. H	102,000	154,591
DP World Ltd.	2,728	72,442
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,601	31,158
Malaysia Airports Holdings Bhd	20,035	46,238

		304,429
Information Technology—13.4%
Communications Equipment—0.6%
Cisco Systems, Inc.	3,549	147,426
Motorola Solutions, Inc.	1,751	174,154
Nokia OYJ	19,848	95,567

		417,147
Electronic Equipment, Instruments, & Components—1.0%
Hitachi Ltd.	14,000	112,107
Hoya Corp.	1,800	92,259
Keyence Corp.	300	182,901
Largan Precision Co. Ltd.	50	6,879
Spectris plc	2,024	75,038
TDK Corp.	2,000	185,296
TE Connectivity Ltd.	907	92,995
Zebra Technologies Corp., Cl. A1	206	25,371

		772,846
Internet Software & Services—4.1%
Alibaba Group Holding Ltd., Sponsored ADR[1]	2,941	600,817
Alphabet, Inc., Cl. A1	30	35,467
Alphabet, Inc., Cl. C1	809	946,482
Baidu, Inc., Sponsored ADR[1]	1,043	257,538
eBay, Inc.[1]	6,002	243,561
Facebook, Inc., Cl. A1	2,943	550,017
MercadoLibre, Inc.	10	3,871
NAVER Corp.	139	118,463
Tencent Holdings Ltd.	4,800	284,217
United Internet AG	1,198	87,317
Yandex NV, Cl. A1	510	19,752

		3,147,502
IT Services—1.3%
Amadeus IT Group SA	1,295	100,542
Amdocs Ltd.	2,538	173,599
Atos SE	900	141,969
First Data Corp., Cl. A1	2,749	48,657
Infosys Ltd.	1,963	35,471
Mastercard, Inc., Cl. A	1,019	172,211

10        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
IT Services (Continued)
PayPal Holdings, Inc.[1]	3,257	$277,887
Tata Consultancy Services Ltd.	984	48,164

		998,500
Semiconductors & Semiconductor Equipment—2.6%
Advantest Corp.	5,900	127,074
ams AG1	1,171	107,858
Applied Materials, Inc.	3,817	204,706
ASML Holding NV	711	144,197
Broadcom Ltd.	347	86,066
Infineon Technologies AG	14,024	407,647
Marvell Technology Group Ltd.	2,332	54,405
Maxim Integrated Products, Inc.	1,252	76,372
Renesas Electronics Corp.[1]	8,600	101,698
SK Hynix, Inc.	1,279	88,244
STMicroelectronics NV	6,430	153,843
Taiwan Semiconductor Manufacturing Co. Ltd.	35,000	306,686
Texas Instruments, Inc.	834	91,465
Tokyo Electron Ltd.	200	37,654

		1,987,915
Software—2.0%
Activision Blizzard, Inc.	669	49,593
Dassault Systemes SE	835	96,279
Microsoft Corp.	3,016	286,550
Nintendo Co. Ltd.	600	264,245
Oracle Corp.	1,542	79,552
SAP SE	4,078	459,922
Snap, Inc., Cl. A1	592	8,004
Synopsys, Inc.[1]	600	55,566
Temenos Group AG	1,401	193,383

		1,493,094
Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	5,728	959,039
Samsung Electronics Co. Ltd.	107	250,737
Western Digital Corp.	1,318	117,276

		1,327,052
Materials—2.6%
Chemicals—1.3%
Air Liquide SA	1,478	199,238
Akzo Nobel NV	625	58,536
Albemarle Corp.	127	14,172
DowDuPont, Inc.	1,866	141,032
Eastman Chemical Co.	783	77,658
Essentra plc	7,182	52,167
Linde AG1	386	94,215
Novozymes AS, Cl. B	1,738	96,434

11        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
PPG Industries, Inc.	1,352	$160,523
Sika AG	11	95,180

		989,155
Construction Materials—0.3%
Indocement Tunggal Prakarsa Tbk PT	15,000	24,451
James Hardie Industries plc	3,132	54,972
UltraTech Cement Ltd.	561	38,616
Vulcan Materials Co.	730	98,842

		216,881
Containers & Packaging—0.2%
CCL Industries, Inc., Cl. B	2,331	111,490
WestRock Co.	748	49,839

		161,329
Metals & Mining—0.8%
Anglo American plc	10,056	244,075
Compass Minerals International, Inc.	424	30,910
Glencore plc[1]	26,420	151,505
Grupo Mexico SAB de CV	17,424	61,769
Korea Zinc Co. Ltd.[1]	206	99,344
Polyus PJSC, GDR[3]	300	12,165
Vale SA, Cl. B, Sponsored ADR	1,740	22,777

		622,545
Telecommunication Services—1.6%
Diversified Telecommunication Services—1.0%
AT&T, Inc.	2,126	79,619
Iliad SA	372	96,241
Nippon Telegraph & Telephone Corp.	5,900	281,959
Spark New Zealand Ltd.	32,059	84,821
Verizon Communications, Inc.	4,469	241,639

		784,279
Wireless Telecommunication Services—0.6%
China Mobile Ltd.	10,500	110,718
Rogers Communications, Inc., Cl. B	1,775	86,629
SK Telecom Co. Ltd.	675	167,677
Vodafone Group plc	13,909	44,359

		409,383
Utilities—0.7%
Electric Utilities—0.4%
Edison International	939	58,716
Entergy Corp.	642	50,519
NextEra Energy, Inc.	186	29,466

12        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

		Shares	Value
Electric Utilities (Continued)
PG&E Corp.		3,156	$133,909

			272,610
Gas Utilities—0.1%
AmeriGas Partners LP2		1,212	57,255
Multi-Utilities—0.2%
National Grid plc		15,311	175,373
SCANA Corp.		259	10,526

			185,899

Total Common Stocks (Cost $36,489,318)			47,033,645
Preferred Stocks—0.1%
Lojas Americanas SA, Preference		12,060	63,972
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		32,510	5,096

Total Preferred Stocks (Cost $56,561)			69,068
		Principal Amount
U.S. Government Obligation—1.7%
United States Treasury Bonds, 2.875%, 8/15/45[4] (Cost $1,246,380)		$1,259,000	1,244,492
Foreign Government Obligations—7.2%
Arab Republic of Egypt:
15.00% Bonds, 10/3/20	EGP	250,000	14,116
16.00% Unsec. Nts., 12/12/20	EGP	100,000	5,789
Argentine Republic:
16.00% Bonds, 10/17/23	ARS	265,000	13,558
26.23% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[5]	ARS	1,038,000	55,737
Federation of Malaysia, Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	725,000	189,536
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/19	BRL	580,000	186,987
10.00% Unsec. Nts., 1/1/21	BRL	1,315,000	426,504
10.00% Unsec. Nts., 1/1/23	BRL	260,000	83,944
17.959% Unsec. Nts., 8/15/22[10]	BRL	65,000	66,017
18.093% Unsec. Nts., 5/15/45[10]	BRL	25,000	26,964
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	6,400,000	30,514
Series 25/B, 5.50% Bonds, 6/24/25	HUF	35,100,000	174,977
Series 27/A, 3.00% Bonds, 10/27/27	HUF	5,000,000	21,129
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	5,000,000	160,640
2.125% Sr. Unsec. Nts., 12/17/26	THB	2,300,000	72,064
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	1,790,000	65,563
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	93,000,000	158,757
4.50% Bonds, 3/1/21	CLP	20,000,000	34,141
4.50% Bonds, 3/1/26	CLP	15,000,000	24,914

13        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Foreign Government Obligations (Continued)
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	220,000,000	$81,459
Series B, 7.50% Bonds, 8/26/26	COP	235,000,000	88,999
Series B, 10.00% Bonds, 7/24/24	COP	130,000,000	55,398
Series B, 11.00% Bonds, 7/24/20	COP	160,000,000	63,947
Republic of Indonesia:
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	1,500,000,000	118,097
Series FR63, 5.625% Sr. Unsec. Nts., 5/15/23	IDR	300,000,000	22,502
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	150,000,000	11,255
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	1,170,000,000	105,024
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	1,580,000,000	134,867
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	2,020,000,000	175,167
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	345,000	122,072
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	40,000	14,848
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	170,000	59,567
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	145,000	57,279
Republic of Poland:
Series 0721, 1.75% Bonds, 7/25/21	PLN	530,000	155,849
Series 0726, 2.50% Bonds, 7/25/26	PLN	380,000	106,713
Series 0922, 5.75% Bonds, 9/23/22	PLN	125,000	42,451
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	250,000	21,141
Series 2030, 8.00% Bonds, 1/31/30	ZAR	1,110,000	87,269
Series 2037, 8.50% Bonds, 1/31/37	ZAR	1,400,000	108,472
Series 2048, 8.75% Bonds, 2/28/48	ZAR	500,000	38,894
Series R186, 10.50% Bonds, 12/21/26	ZAR	265,000	25,212
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	2,300,000	191,188
Series R214, 6.50% Bonds, 2/28/41	ZAR	860,000	52,159
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	65,000	16,381
8.80% Bonds, 11/14/18	TRY	60,000	15,525
10.70% Bonds, 2/17/21	TRY	180,000	45,675
11.00% Bonds, 2/24/27	TRY	630,000	162,087
Romania, 5.95% Bonds, 6/11/21	RON	360,000	103,358
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	4,825,000	88,527
Series 6210, 6.80% Bonds, 12/11/19	RUB	7,000,000	124,797
Series 6211, 7.00% Bonds, 1/25/23	RUB	17,500,000	313,899
Series 6212, 7.05% Bonds, 1/19/28	RUB	1,000,000	17,720
Series 6216, 6.70% Bonds, 5/15/19	RUB	18,500,000	329,171
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	2,600,000	124,431
Series M, 8.00% Bonds, 6/11/20	MXN	800,000	43,479
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	200,000	10,995
Series M10, 8.50% Bonds, 12/13/18	MXN	2,750,000	148,880
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	930,000	53,195
Series M20, 10.00% Bonds, 12/5/24	MXN	1,300,000	79,159
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	320,000	18,457

14        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

				Principal Amount		Value
Foreign Government Obligations (Continued)
United Mexican States: (Continued)
Series M30, 10.00% Bonds, 11/20/36				MXN	350,000	$22,979

Total Foreign Government Obligations (Cost $5,127,776)						5,470,395

	Counter- party	Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.0%
EUR Currency Call[1]	GSCO-OT	HUF307.400	4/2/18	EUR 105,400	EUR 65	221
EUR Currency Put[1]	GSCO-OT	KRW1,275.000	2/28/18	EUR 75,000	EUR 65	18
ZAR Currency Put[1]	JPM	ZAR13.000	4/5/18	ZAR 1,300,000	ZAR 1,690	654

Total Over-the-Counter Options Purchased (Cost $3,397)						893

				Principal Amount
Short-Term Notes—0.2%
Arab Republic of Egypt Treasury Bills, 17.25%, 7/3/18[7]				EGP	1,000,000	52,736
Arab Republic of Egypt Treasury Bills, 17.946%, 4/3/18[7]				EGP	700,000	38,636
Argentine Republic Treasury Bills, 27.55%, 6/21/18[7]				ARS	520,000	24,090
Federal Republic of Nigeria Treasury Bills, 18.386%, 8/2/18[6]				NGN	19,000,000	49,147

Total Short-Term Notes (Cost $166,779)						164,609

					Shares
Investment Companies—29.0%
Oppenheimer Fundamental Alternatives Fund, Cl. I8					407,951	11,430,778
Oppenheimer Global High Yield Fund, Cl. I8					324,360	3,084,666
Oppenheimer Global Multi Strategies Fund, Cl. I8					217,554	5,005,923
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.26%[8,9]					2,466,739	2,466,739

Total Investment Companies (Cost $21,895,327)						21,988,106
Total Investments, at Value (Cost $64,985,538)					100.2%	75,971,208
Net Other Assets (Liabilities)					(0.2)	(116,795)

Net Assets					100.0%	$75,854,413

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $960,904 or 1.27% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,244,492. See Note 6 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

6. Current yield as of period end.

7. Zero coupon bond reflects effective yield on the original acquisition date.

15        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (continued)

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross		Shares
	October 31, 2017	Additions		Reductions		January 31, 2018
Oppenheimer Fundamental Alternatives Fund, Cl. I	175,626	232,325		—		407,951
Oppenheimer Global High Yield Fund, Cl. I	319,923	4,437		—		324,360
Oppenheimer Global Multi Strategies Fund, Cl. I	167,965	49,589		—		217,554
Oppenheimer Institutional Government Money Market Fund, Cl. E	3,085,963	11,455,273		12,074,497		2,466,739
Oppenheimer Master Loan Fund, LLC	96,613	—		96,613		—
Oppenheimer Senior Floating Rate Fund, Cl. I	284,864	—		284,864		—

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Oppenheimer Fundamental Alternatives Fund, Cl. I	$11,430,778	$206,677		$—		$25,930
Oppenheimer Global High Yield Fund, Cl. I	3,084,666	42,096		—		(3,097)
Oppenheimer Global Multi Strategies Fund, Cl. I	5,005,923	153,428		—		(111,705)
Oppenheimer Institutional Government Money Market Fund, Cl. E	2,466,739	7,447		—		—
Oppenheimer Master Loan Fund, LLC	—	5,710	[a]	15,976	[a]	(26,069)	[a]
Oppenheimer Senior Floating Rate Fund, Cl. I	—	3,898		56,975		(68,369)

Total	$21,988,106	$419,256		$72,951		$(183,310)

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9. Rate shown is the 7-day yield at period end.

10. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$43,341,986	57.1%
Japan	4,111,775	5.4
France	4,051,451	5.3
Germany	2,598,657	3.4
United Kingdom	2,568,581	3.4
China	2,267,069	3.0
Switzerland	1,640,469	2.2
Canada	1,310,974	1.7
Russia	1,224,287	1.6

16        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Geographic Holdings (Continued)	Value	Percent
Brazil	$1,109,630	1.5%
South Korea	1,058,460	1.4
Spain	943,199	1.2
Netherlands	934,957	1.2
India	895,195	1.2
South Africa	777,457	1.0
Hong Kong	756,973	1.0
Mexico	741,095	1.0
Indonesia	681,657	0.9
Malaysia	448,294	0.6
Denmark	414,615	0.5
Colombia	344,577	0.5
Thailand	339,205	0.5
Taiwan	313,565	0.4
Poland	305,013	0.4
Peru	300,092	0.4
Turkey	295,567	0.4
Chile	230,283	0.3
Hungary	226,620	0.3
Sweden	209,376	0.3
Philippines	185,012	0.2
Egypt	130,205	0.2
Australia	113,046	0.2
Austria	107,858	0.1
Romania	103,358	0.1
Argentina	97,255	0.1
Finland	95,567	0.1
Ireland	92,696	0.1
United Arab Emirates	91,411	0.1
Singapore	86,066	0.1
New Zealand	84,821	0.1
Portugal	78,056	0.1
Uruguay	65,563	0.1
Nigeria	58,620	0.1
Italy	57,605	0.1
Bermuda	54,406	0.1
Belgium	20,821	0.0
Vietnam	7,524	0.0
Eurozone	239	0.0

Total	$75,971,208	100.0%

Forward Currency Exchange Contracts as of January 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	03/2018	CLP	1,161,000 USD	1,774	$150,745	$—
BAC	03/2018	COP	4,472,000 USD	1,475	96,659	—
BAC	03/2018	INR	200 USD	3	8	—
BAC	03/2018	MXN	6,900 USD	354	14,205	—
BAC	02/2018 -03/2018	MYR	3,425 USD	849	26,591	—
BAC	03/2018	TRY	2,250 USD	587	4,227	—

17        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	03/2018	USD	1,399	JPY	158,000	$—	$51,798
BAC	02/2018 - 03/2018	USD	1,042	MYR	4,255	—	45,545
BAC	03/2018	USD	1,860	PLN	6,660	—	131,549
BAC	03/2018	USD	578	RUB	34,700	—	35,874
BAC	03/2018	ZAR	1,270	USD	92	14,952	—
BOA	02/2018	BRL	10	USD	3	44	—
BOA	03/2018	CHF	2,065	USD	2,106	120,793	—
BOA	03/2018	CLP	3,000	USD	5	32	—
BOA	03/2018	COP	320,000	USD	106	6,294	—
BOA	03/2018	CZK	550	USD	26	1,484	—
BOA	03/2018	HUF	9,100	USD	36	702	—
BOA	02/2018	IDR	1,106,000	USD	82	511	—
BOA	03/2018	ILS	1,460	USD	415	12,947	—
BOA	03/2018	INR	47,200	USD	723	14,316	—
BOA	03/2018	KRW	1,225,000	USD	1,118	27,851	—
BOA	03/2018	MXN	11,600	USD	616	2,851	—
BOA	03/2018	PHP	800	USD	16	—	219
BOA	03/2018	PLN	830	USD	232	15,962	—
BOA	03/2018	RUB	700	USD	12	204	—
BOA	03/2018	THB	1,900	USD	59	1,567	—
BOA	03/2018	TWD	54,000	USD	1,809	49,523	—
BOA	02/2018 - 03/2018	USD	9	BRL	30	54	—
BOA	03/2018	USD	993	CAD	1,235	—	11,859
BOA	03/2018	USD	1,201	CHF	1,165	—	54,709
BOA	03/2018	USD	1,195	GBP	880	—	56,339
BOA	03/2018	USD	151	HUF	40,000	—	9,920
BOA	03/2018	USD	353	IDR	4,825,000	—	7,672
BOA	03/2018	USD	331	ILS	1,160	—	8,660
BOA	03/2018	USD	1,645	INR	107,000	—	26,428
BOA	03/2018	USD	46	MXN	880	—	1,375
BOA	03/2018	USD	381	NZD	555	—	27,767
BOA	03/2018	USD	200	PEN	650	—	1,541
BOA	03/2018	USD	1	RON	5	—	58
BOA	03/2018	USD	436	RUB	26,100	—	25,379
BOA	03/2018	USD	307	THB	10,000	—	12,385
BOA	03/2018	USD	38	ZAR	470	—	1,641
BOA	03/2018	ZAR	690	USD	55	2,476	—
CITNA-B	03/2018	AUD	90	USD	70	2,089	—
CITNA-B	03/2018	CLP	1,000	USD	2	14	—
CITNA-B	03/2018	COP	870,000	USD	295	10,982	—
CITNA-B	03/2018	DKK	760	USD	121	5,863	—
CITNA-B	03/2018	MXN	200	USD	11	25	—
CITNA-B	03/2018	NZD	465	USD	325	17,769	—
CITNA-B	03/2018	PLN	1,230	USD	358	10,162	—
CITNA-B	03/2018	THB	200	USD	6	130	—
CITNA-B	03/2018	USD	80	ARS	1,470	6,971	—
CITNA-B	03/2018	USD	1,893	COP	5,749,000	—	127,069
CITNA-B	02/2018	USD	70	IDR	958,200	—	1,169

18        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

CITNA-B	03/2018	USD	297	SEK	2,420	$—	$ 10,916
CITNA-B	03/2018	USD	353	TRY	1,400	—	14,480
CITNA-B	03/2018	USD	2,148	TWD	64,000	—	55,485
CITNA-B	03/2018	ZAR	90	USD	7	392	—
DEU	03/2018	CAD	2,635	USD	2,051	92,595	—
DEU	03/2018	MXN	2,900	USD	147	7,684	—
DEU	03/2018	NOK	7,820	USD	998	17,806	—
DEU	03/2018	RON	15	USD	4	117	—
DEU	03/2018	SEK	3,610	USD	432	27,799	—
DEU	03/2018	USD	214	EUR	180	—	10,406
GSCO-OT	03/2018	AUD	2,715	USD	2,066	121,784	—
GSCO-OT	02/2018	BRL	1,060	USD	324	8,609	—
GSCO-OT	03/2018	EUR	30	USD	36	1,626	—
GSCO-OT	03/2018	GBP	3,175	USD	4,260	256,164	—
GSCO-OT	02/2018	IDR	235,000	USD	18	22	15
GSCO-OT	03/2018	MXN	300	USD	16	372	—
GSCO-OT	02/2018	MYR	1,175	USD	288	12,793	—
GSCO-OT	03/2018	PEN	10	USD	3	4	—
GSCO-OT	03/2018	RON	5	USD	1	20	—
GSCO-OT	03/2018	RUB	1,000	USD	17	207	—
GSCO-OT	03/2018	TRY	30	USD	8	72	—
GSCO-OT	02/2018	USD	335	BRL	1,060	2,412	373
GSCO-OT	03/2018	USD	408	CHF	395	—	17,398
GSCO-OT	03/2018	USD	2	CLP	1,000	—	37
GSCO-OT	03/2018	USD	143	HUF	38,000	—	9,224
GSCO-OT	02/2018	USD	1	IDR	9,000	—	13
GSCO-OT	02/2018	USD	23	MYR	90	—	460
GSCO-OT	03/2018	USD	32	PLN	110	—	1,160
GSCO-OT	03/2018	USD	81	RON	320	—	4,158
GSCO-OT	03/2018	USD	3	TRY	10	—	68
GSCO-OT	03/2018	USD	97	ZAR	1,210	—	4,897
GSCO-OT	03/2018	ZAR	1,060	USD	85	3,874	—
HSBC	03/2018	CLP	362,000	USD	600	331	—
HSBC	03/2018	CNH	8,010	USD	1,228	40,258	—
HSBC	03/2018	COP	1,729,000	USD	597	10,388	—
HSBC	03/2018	EUR	260	USD	308	15,749	—
HSBC	03/2018	HKD	4,210	USD	540	—	1,426
HSBC	03/2018	JPY	378,000	USD	3,389	82,389	—
HSBC	03/2018	NOK	1,650	USD	198	16,603	—
HSBC	03/2018	PLN	1,470	USD	426	13,829	—
HSBC	03/2018	THB	3,000	USD	93	3,181	—
HSBC	03/2018	USD	652	AUD	861	—	41,494
HSBC	03/2018	USD	1,304	CAD	1,650	—	38,197
HSBC	03/2018	USD	2,641	GBP	1,965	—	153,758
HSBC	03/2018	USD	1,192	JPY	134,000	—	38,892
HSBC	03/2018	USD	354	SGD	470	—	4,540
HSBC	03/2018	ZAR	7,350	USD	592	24,212	—
JPM	02/2018	BRL	90	USD	28	489	—

19        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	03/2018	COP	9,000	USD	3	$43	$ —
JPM	03/2018	EUR	2,000	USD	2,375	115,422	—
JPM	03/2018	HUF	6,800	USD	26	1,240	—
JPM	02/2018 - 03/2018	IDR	1,490,000	USD	110	1,182	—
JPM	03/2018	INR	68,300	USD	1,070	—	2,784
JPM	03/2018	KRW	1,087,000	USD	1,024	—	7,094
JPM	03/2018	MXN	200	USD	11	145	—
JPM	03/2018	PHP	4,000	USD	80	—	2,478
JPM	03/2018	PLN	8,260	USD	2,377	93,106	—
JPM	03/2018	RUB	49,800	USD	861	19,591	—
JPM	03/2018	SGD	560	USD	415	11,899	—
JPM	03/2018	THB	5,100	USD	157	5,849	—
JPM	03/2018	TRY	400	USD	101	3,727	—
JPM	03/2018	TWD	15,000	USD	512	4,589	—
JPM	10/2018	UAH	800	USD	27	720	43
JPM	02/2018	USD	28	BRL	90	211	—
JPM	03/2018	USD	2,002	CHF	1,950	—	100,117
JPM	03/2018	USD	36	CLP	23,000	—	2,331
JPM	03/2018	USD	1,868	CNH	12,460	—	105,841
JPM	03/2018	USD	7	COP	20,000	—	278
JPM	03/2018	USD	1,650	EUR	1,370	—	56,142
JPM	03/2018	USD	483	HKD	3,770	738	—
JPM	02/2018 - 03/2018	USD	260	IDR	3,562,000	—	6,323
JPM	03/2018	USD	48	INR	3,100	—	341
JPM	03/2018	USD	2,520	MXN	49,000	—	93,857
JPM	08/2018	USD	24	NGN	9,000	—	1,627
JPM	03/2018	USD	595	PHP	30,000	11,975	—
JPM	03/2018	USD	175	RUB	10,400	—	9,421
JPM	03/2018	USD	104	SGD	140	—	2,955
JPM	03/2018	USD	701	ZAR	9,650	—	108,589
JPM	03/2018	ZAR	4,190	USD	333	18,295	—
NOM	03/2018	USD	2,129	KRW	2,319,000	—	40,592
TDB	02/2018	BRL	3,520	USD	1,115	—	10,498
TDB	03/2018	CLP	214,000	USD	353	1,880	—
TDB	03/2018	JPY	264,000	USD	2,367	57,488	—
TDB	03/2018	MXN	35,800	USD	1,865	44,086	—
TDB	02/2018 - 03/2018	USD	1,818	BRL	5,910	7,850	42,833
TDB	03/2018	USD	1,981	CLP	1,281,800	—	143,861
TDB	03/2018	USD	1,266	GBP	900	691	14,577

Total Unrealized Appreciation and Depreciation						$1,781,511	$ 1,798,935

Futures Contracts as of January 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Buy	3/20/18	5	CAD 556	$537,520	$(18,463)

20        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Futures Contracts (Continued)
						Unrealized
		Expiration	Number	Notional Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
Euro-BUND	Buy	3/8/18	24	EUR 4,858	$ 4,732,391	$ (125,177)
Japanese Bonds, 10 yr.	Buy	3/13/18	4	JPY 5,528	5,507,740	(20,161)
MSCI Emerging Market Index	Buy	3/16/18	91	USD 5,168	5,722,990	554,780
Nikkei 225 Index	Buy	3/8/18	10	JPY 2,064	2,115,050	51,271
S&P 500 E-Mini Index	Buy	3/16/18	84	USD 11,174	11,868,150	694,175
S&P/TSX 60 Index	Buy	3/15/18	3	CAD 465	460,000	(5,322)
SPI 200 Index	Buy	3/15/18	17	AUD 2,061	2,048,283	(13,040)
Stoxx Europe 600 Index	Buy	3/16/18	140	EUR 3,364	3,418,980	55,090
United Kingdom Long Bonds, 10 yr.	Buy	3/27/18	9	GBP 1,588	1,560,784	(27,103)
United States Treasury Long Bonds	Buy	3/20/18	5	USD 766	739,063	(26,731)
United States Treasury Nts., 10 yr.	Buy	3/20/18	25	USD 3,122	3,039,453	(82,073)

						$ 1,037,246

Over-the-Counter Options Written at January 31, 2018
				Number of	Notional
	Counter	Exercise	Expiration	Contracts	Amount	Premiums
Description	-party	Price	Date	(000’s)	(000’s)	Received	Value
		KRW		EUR

EUR Currency Call	GSCO-OT	1350.000	2/28/18	(65)	EUR 75,000	$ 497	$ (320)
		KRW		EUR

EUR Currency Put	GSCO-OT	1230.000	2/28/18	(65)	EUR 75,000	129	—
		HUF		EUR

EUR Currency Call	GSCO-OT	314.300	4/2/18	(65)	EUR 105,400	279	(230)
		HUF		EUR

EUR Currency Put	GSCO-OT	302.550	4/2/18	(65)	EUR 105,400	134	(49)
		ZAR		ZAR

ZAR Currency Put	JPM	13.750	4/5/18	(1,788)	ZAR 1,375,000	811	(215)
		ZAR		ZAR

ZAR Currency Call	JPM	12.000	4/5/18	(1,560)	ZAR 1,200,000	1,256	(3,343)

Total Over-the-Counter Options Written						$ 3,106	$ (4,157)

21      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps at January 31, 2018
	Pay/Receive				Notional	Premiums		Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount	Received /		Appreciation/
party	Rate	Rate	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
CITNA-B	Pay	MXN TIIE BANXICO	7.920%	9/13/18	MXN 8,900	$—	$59	$59
CITNA-B	Pay	Three-Month ZAR JIBAR SAFEX	8.590	1/23/28	ZAR 1,635	—	(981)	(981)
GSCOI	Pay	MXN TIIE BANXICO	7.350	3/11/22	MXN 2,200	—	(1,408)	(1,408)
JPM	Pay	BZDI	9.060	1/4/21	BRL 400	—	1,197	1,197
JPM	Receive	Three-Month USD BBA LIBOR	2.118	3/20/22	USD 105	—	1,166	1,166
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	1/9/28	ZAR 705	—	(241)	(241)
JPM	Receive	BZDI	7.535	1/2/19	BRL 1,285	—	(2,637)	(2,637)
JPM	Pay	BZDI	10.500	7/1/20	BRL 3,575	—	816	816
JPM	Receive	BZDI	9.395	1/2/23	BRL 440	—	(825)	(825)
JPM	Pay	BZDI	8.840	1/4/21	BRL 1,195	—	3,103	3,103
UBS	Pay	MXN TIIE BANXICO	6.860	7/21/22	MXN 2,000	—	(3,404)	(3,404)

Total Centrally Cleared Interest Rate Swaps						$—	$(3,155)	$(3,155)

Over-the-Counter Interest Rate Swaps at January 31, 2018
	Pay/Receive				Notional	Premiums		Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount	Received /		Appreciation/
party	Rate	Rate	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.350%	6/5/22	INR 15,000	$—	$ (1,866)	$(1,866)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.250	9/29/22	INR 6,200	—	(1,294)	(1,294)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.290	9/28/22	INR 12,500	—	(2,266)	(2,266)
BOA	Pay	Three-Month MYR KLIBOR BNM	3.470	10/27/21	MYR 950	—	(4,128)	(4,128)
BOA	Pay	Three-Month MYR KLIBOR BNM	3.290	10/27/18	MYR 570	—	(496)	(496)
CITNA-B	Pay	Six-Month CLP TNA	3.410	9/20/22	CLP 50,000	—	90	90
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.260	7/14/27	COP 221,100	—	1,859	1,859
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.175	4/20/20	COP 545,000	—	2,453	2,453
GSCOI	Receive	1 Time COP IBR OIS Compound	5.010	7/14/18	COP 1,785,500	—	(1,734)	(1,734)
JPM	Pay	BZDI	10.130	7/1/19	BRL 2,125	—	4,647	4,647

22        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Over-the-Counter Interest Rate Swaps (Continued)
Pay/Receive					Notional	Premiums		Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount	Received /		Appreciation/
party	Rate	Rate	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	5.700%	3/8/19	COP 805,000	$—	$4,568	$4,568

Total Over-the-Counter Interest Rate Swaps						$—	$1,833	$1,833

Over-the-Counter Total Return Swaps at January 31, 2018
	Pay/Receive				Notional		Unrealized
	Counter-	Total		Maturity	Amount		Appreciation/
Reference Asset	party	Return*	Floating Rate	Date	(000’s)	Value	(Depreciation)
			One-Month USD
OAIIX Reference			BBA LIBOR plus
Fund**	t-SGS	Receive	85 basis points	10/11/18	USD 3,661	$13,324	$13,324
			One-Month USD
OAIIX Reference		BBA LIBOR plus
Fund**	GSCOI	Receive	100 basis points	6/27/18	USD 1,124	7,615	7,615

Total Over-the-Counter Total Return Swaps						$20,939	$20,939

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
** The Reference Asset is an affiliated Fund.

Reference Asset									Value
OAIIX Reference Fund									$20,939
Over-the-Counter Interest Rate Swaptions Written at January 31, 2018
Pay/ Receive
	Counter-	Floating	Floating	Fixed	Expiration	Notional Amount		Premiums
Description	party	Rate	Rate	Rate	Date	(000’s)		Received	Value
Six-
Month
Interest Rate			PLN
Swap Maturing			WIBOR
2/6/23 Call	GSCOI	Pay	WIBO	2.580%	2/2/18	PLN	875	$1,238	$(1,390)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
NOM	Nomura Global Financial Products, Inc.

23        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
TDB	Toronto Dominion Bank
t-SGS	Societe Generale
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUND	German Federal Obligation

24        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Definitions (Continued)
BZDI	Brazil Interbank Deposit Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OAIIX	Oppenheimer Global Multi Strategies Fund
OIS	Overnight Index Swap
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
TSX 60	60 largest companies on the Toronto Stock Exchange
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

25        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the

26        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those

27        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$3,502,324	$4,419,739	$—	$7,922,063
Consumer Staples	1,888,569	2,202,250	—	4,090,819
Energy	1,287,770	593,322	—	1,881,092
Financials	4,727,151	3,547,390	—	8,274,541
Health Care	2,828,243	1,476,311	—	4,304,554

28        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Industrials	$2,338,089	$4,379,095	$—	$6,717,184
Information Technology	5,838,399	4,305,657	—	10,144,056
Materials	769,012	1,220,898	—	1,989,910
Telecommunication Services	407,887	785,775	—	1,193,662
Utilities	340,391	175,373	—	515,764
Preferred Stocks	69,068	—	—	69,068
U.S. Government Obligation	—	1,244,492	—	1,244,492
Foreign Government Obligations	—	5,470,395	—	5,470,395
Over-the-Counter Options Purchased	—	893	—	893
Short-Term Notes	—	164,609	—	164,609
Investment Companies	21,988,106	—	—	21,988,106

Total Investments, at Value	45,985,009	29,986,199	—	75,971,208
Other Financial Instruments:
Swaps, at value	—	13,617	—	13,617
Centrally cleared swaps, at value	—	6,341	—	6,341
Affiliated swaps, at value	—	20,939	—	20,939
Futures contracts	1,355,316	—	—	1,355,316
Forward currency exchange contracts	—	1,781,511	—	1,781,511

Total Assets	$47,340,325	$31,808,607	$—	$79,148,932

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(11,784)	$—	$(11,784)
Centrally cleared swaps, at value	—	(9,496)	—	(9,496)
Options written, at value	—	(4,157)	—	(4,157)
Futures contracts	(318,070)	—	—	(318,070)
Forward currency exchange contracts	—	(1,798,935)	—	(1,798,935)
Swaptions written, at value	—	(1,390)	—	(1,390)

Total Liabilities	$(318,070)	$(1,825,762)	$—	$(2,143,832)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

29        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)
	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table Investments, at Value:
Common Stocks
Consumer Discretionary	$–	$(139,918)	$139,918	$–
Consumer Staples	88,071	–	–	(88,071)
Financials	–	(54,868)	54,868	–
Health Care	–	(27,242)	27,242	–
Information Technology	–	(54,325)	54,325	–
Materials	–	(37,235)	37,235	–

Total Assets	$88,071	$(313,588)	$313,588	$(88,071)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

30        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

4. Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. At period end, the Fund no longer held the Master Fund.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt

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5. Market Risk Factors (Continued)

securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited

33        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $42,987,688 and $38,652,408, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains

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6. Use of Derivatives (Continued)

and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $37,231,137 on futures contracts purchased.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more

35        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $55 and $2,547 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,146 and $1,198 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The

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6. Use of Derivatives (Continued)

values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $1,644,240 and $4,371,415 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage)

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $8,064,134 and on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it

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6. Use of Derivatives (Continued)

purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $1,178 on written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $270,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the

39        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

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6. Use of Derivatives (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

41        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/16/2018